CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Registration Statement of SCNV Acquisition Corp., filed on Form SB-2 Amendment No. 1 (no. 333-43955).

                                        /s/ Arthur Andersen LLP



New York, New York
March 23, 1998